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                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Intercell Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                              /s/ KPMG Peat Marwick LLP

San Jose, California
April 29, 1997